SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
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Tyson Foods, Inc.
 (Name of Registrant as Specified In Its Charter)

The Humane Society of the United States
Wayne Pacelle
Matthew Prescott
Anna West
Kristie Middleton
Joshua Balk
Paul Shapiro
Matthew Penzer
Carl C. Icahn
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On October 19, 2012, The Humane Society of the United States delivered a presentation to certain stockholders of Tyson Foods, Inc.  The presentation is incorporated herein and attached hereto as Exhibit 1.  The presentation included several links to videos hosted on www.youtube.com.  The transcripts of those videos are incorporated herein and attached hereto as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE HUMANE SOCIETY OF THE UNITED STATES FROM THE STOCKHOLDERS OF TYSON FOODS, INC. FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TYSON FOODS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2012.  THE PARTICIPANTS HAVE NO INTEREST IN TYSON FOODS, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF TYSON FOODS, INC., AS DISCLOSED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2012.  THE SCHEDULE 14A IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.
.

EXHIBIT 1

DISCLAIMER Special note regarding this presentation   This presentation includes information based on, among other sources, data found in filings with the SEC, independent industry publications, press releases and other sources.    We have not sought, nor have we received, permission from any third-party to include their information in this presentation.   SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE HUMANE SOCIETY OF THE UNITED STATES FROM THE STOCKHOLDERS OF TYSON FOODS, INC. FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TYSON FOODS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A, FILED BY THE PARTICIPANTS ON OCTOBER 2, 2012. THE PARTICIPANTS HAVE NO INTEREST IN TYSON FOODS, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF TYSON FOODS, INC., AS DISCLOSED IN THE SCHEDULE 14A. THE SCHEDULE 14A IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS *

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

MOST IMPORTANT SOCIAL ISSUES TO RESTAURANT PATRONS * Health Insurance Coverage Living Wages Animal Welfare Environmentalism Working Conditions – (domestic) Community Development Immigration Reform Fair Trade Local Sourcing Diversity Organics 77% 70% 58% 52% 45% 34% 32% 28% 24% 24% 19%

I firmly believe that the position of HSUS regarding gestation crates is the right one.

Oregon: Currently illegal Colorado: Illegal by 2018 Michigan: Illegal by 2019 Maine: Currently illegal Arizona: Illegal by 2013 California: Illegal by 2015 Florida: Currently illegal Ohio: Illegal by 2025 Rhode Island: Illegal by 2013

Industrial confinement is cruel and senseless and will turn out to be, we hope, a relatively short-lived anomaly in modern farming.

Industrial confinement is cruel and senseless and will turn out to be, we hope, a relatively short-lived anomaly in modern farming.

Industrial confinement is cruel and senseless and will turn out to be, we hope, a relatively short-lived anomaly in modern farming.

McDonald’s Set to Phase-Out Suppliers’ Use of Sow Crates By STEPHANIE STROM February 13, 2012 The McDonald’s Corporation said on Monday that it would begin working with its pork suppliers to phase out the use of so-called gestational crates, the tiny stalls in which sows are housed while pregnant. Animal rights advocates have signaled out the crates, known as sow stalls, inhumane, and several states have moved to ban or restrict their use not only in pork production, but also in the production of eggs and veal. “McDonald’s believes gestation stalls are not a sustainable production system for the future,” Dan Gorsky, senior vice president for supply chain management for McDonal’s North America said in a statement. “There are alternatives we think are better for the welfare of sows.

McDonald’s Asks Farmers for a Kinder McRib THE WALL STREET JOURNAL By BILL TOMSON and JULIE JARGON McDonald’s Corp is pushing its pork suppliers to stop confining sows in small pens known as gestation stalls, moving to address concerns raised by animal-welfare advocates—and catch up with some competitors. The burger giant on Monday said the pens are “not a sustainable production system” and there are alternatives that “are better for the welfare of sows.” The move was announced in conjunction with the Humane Society of the U.S., which praised the decision. Gestation stalls confine adult female hogs whose offspring are raised and slaughtered for bacon and sausage. The pens are typically about two feet wide, preventing sows from turning around, leaving only enough room to stand up and sit down.

‘EARTHQUAKE’ IN THE PIG BUSINESS: MCDONALD’S TO END USE OF RESTRAINING CRATES

This is no longer a debate about the viability of gestation crates in hog production, but rather a discussion about how producers will respond to meet expectations.

This is no longer a debate about the viability of gestation crates in hog production, but rather a discussion about how producers will respond to meet expectations.

You’d have to have rocks in your head to build a new sow barn with gestating sow stalls.

Game over. For any pork producer still on the fence, the…move is inevitable.

Game over. For any pork producer still on the fence, the…move is inevitable.

Animal Well-Being Our Mission Statement on Animal Well-Being "Tyson Foods is committed to the well-being, proper handling, and humane slaughter of all the animals that are used in our food products. This is a long-standing commitment, and we pledge our diligence in leading the industry pursuit of new and improved technology and methods to further enhance animal well-being. This is not only the right thing to do, but is an important moral and ethical obligation we owe to our suppliers, to our customers, to ourselves, and most of all to the animals we depend on for our products and our livelihood. All Tyson Team Members, as well as our poultry growers and beef and pork suppliers, are expected to respect and serve as stewards of the animals we work with every day, treating them in a proper manner at all times." — John Tyson, Chairman and CEO, Tyson Foods, Inc.

Animal Well-Being Our Mission Statement on Animal Well-Being "Tyson Foods is committed to the well-being, proper handling, and humane slaughter of all the animals that are used in our food products. This is a long-standing commitment, and we pledge our diligence in leading the industry pursuit of new and improved technology and methods to further enhance animal well-being. This is not only the right thing to do, but is an important moral and ethical obligation we owe to our suppliers, to our customers, to ourselves, and most of all to the animals we depend on for our products and our livelihood. All Tyson Team Members, as well as our poultry growers and beef and pork suppliers, are expected to respect and serve as stewards of the animals we work with every day, treating them in a proper manner at all times." — John Tyson, Chairman and CEO, Tyson Foods, Inc.

Animal Well-Being Our Mission Statement on Animal Well-Being "Tyson Foods is committed to the well-being, proper handling, and humane slaughter of all the animals that are used in our food products. This is a long-standing commitment, and we pledge our diligence in leading the industry pursuit of new and improved technology and methods to further enhance animal well-being. This is not only the right thing to do, but is an important moral and ethical obligation we owe to our suppliers, to our customers, to ourselves, and most of all to the animals we depend on for our products and our livelihood. All Tyson Team Members, as well as our poultry growers and beef and pork suppliers, are expected to respect and serve as stewards of the animals we work with every day, treating them in a proper manner at all times." — John Tyson, Chairman and CEO, Tyson Foods, Inc.

Animal Well-Being Our Mission Statement on Animal Well-Being "Tyson Foods is committed to the well-being, proper handling, and humane slaughter of all the animals that are used in our food products. This is a long-standing commitment, and we pledge our diligence in leading the industry pursuit of new and improved technology and methods to further enhance animal well-being. This is not only the right thing to do, but is an important moral and ethical obligation we owe to our suppliers, to our customers, to ourselves, and most of all to the animals we depend on for our products and our livelihood. All Tyson Team Members, as well as our poultry growers and beef and pork suppliers, are expected to respect and serve as stewards of the animals we work with every day, treating them in a proper manner at all times." — John Tyson, Chairman and CEO, Tyson Foods, Inc.

Sustainability & Stewardship:  Our-never ending commitment Commitment to Animal Care  “We are committed to proper animal care and have a moral and ethical obligation to the humane treatment of animals. We believe food animals can and should be raised, transported and processed using procedures that are safe and free from cruelty and neglect.” Core Commitments  Animal Care Commitment Highlights  Employees sign a commitment to animal care  USDA Process Verified for Animal Handling

Sustainability & Stewardship:  Our-never ending commitment Commitment to Animal Care  “We are committed to proper animal care and have a moral and ethical obligation to the humane treatment of animals. We believe food animals can and should be raised, transported and processed using procedures that are safe and free from cruelty and neglect.” Core Commitments  Animal Care Commitment Highlights  Employees sign a commitment to animal care  USDA Process Verified for Animal Handling

Sustainability & Stewardship:  Our-never ending commitment Commitment to Animal Care  “We are committed to proper animal care and have a moral and ethical obligation to the humane treatment of animals. We believe food animals can and should be raised, transported and processed using procedures that are safe and free from cruelty and neglect.” Core Commitments  Animal Care Commitment Highlights  Employees sign a commitment to animal care  USDA Process Verified for Animal Handling

News Release Tuesday, January 31, 2012 Tuesday, January 31, 2012 David Eaheart, APR david_eaheart@seaboardfoods.com U.S. Swine Industry Practices Media Statement U.S. Swine Industry Practices Media Statement It is important to recognize animal welfare programs, including housing for gestating sows, must be based on sound science while also seeking a balance with societal concerns. Seaboard Foods’ integrated system uses both stalls and group pens to house gestating sows. Animal welfare experts and professional groups have found no one method for housing gestating sows that is clearly better than the other when managed properly. As part of our ongoing evaluation of best practices, we are conducting research to determine the best management practices for alternative sow housing practices in our system. Furthermore, swine tail docking and castration are essential industry practices for the health and well-being of food animals as stated by the American Veterinary Medical Association. It is important to recognize animal welfare programs, including housing for gestating sows, must be based on sound science while also seeking a balance with societal concerns. Seaboard Foods’ integrated system uses both stalls and group pens to house gestating sows. Animal welfare experts and professional groups have found no one method for housing gestating sows that is clearly better than the other when managed properly. As part of our ongoing evaluation of best practices, we are conducting research to determine the best management practices for alternative sow housing practices in our system. Furthermore, swine tail docking and castration are essential industry practices for the health and well-being of food animals as stated by the American Veterinary Medical Association.

News Release Tuesday, January 31, 2012 Tuesday, January 31, 2012 David Eaheart, APR david_eaheart@seaboardfoods.com U.S. Swine Industry Practices Media Statement U.S. Swine Industry Practices Media Statement It is important to recognize animal welfare programs, including housing for gestating sows, must be based on sound science while also seeking a balance with societal concerns. Seaboard Foods’ integrated system uses both stalls and group pens to house gestating sows. Animal welfare experts and professional groups have found no one method for housing gestating sows that is clearly better than the other when managed properly. As part of our ongoing evaluation of best practices, we are conducting research to determine the best management practices for alternative sow housing practices in our system. Furthermore, swine tail docking and castration are essential industry practices for the health and well-being of food animals as stated by the American Veterinary Medical Association. It is important to recognize animal welfare programs, including housing for gestating sows, must be based on sound science while also seeking a balance with societal concerns. Seaboard Foods’ integrated system uses both stalls and group pens to house gestating sows. Animal welfare experts and professional groups have found no one method for housing gestating sows that is clearly better than the other when managed properly. As part of our ongoing evaluation of best practices, we are conducting research to determine the best management practices for alternative sow housing practices in our system. Furthermore, swine tail docking and castration are essential industry practices for the health and well-being of food animals as stated by the American Veterinary Medical Association.

“In Colorado, Seaboard Foods will convert all its sow farms to group housing by 2018.”

“In Colorado, Seaboard Foods will convert all its sow farms to group housing by 2018.”

“In Colorado, Seaboard Foods will convert all its sow farms to group housing by 2018.”

This is no longer a debate about the viability of gestation crates in hog production, but rather a discussion about how producers will respond to meet expectations.

You’d have to have rocks in your head to build a new sow barn with gestating sow stalls.

Game over. For any pork producer still on the fence, the…move is inevitable.

I firmly believe that the position of HSUS regarding gestation crates is the right one.

Eliminating those crates will both prevent cruelty to animals, and will improve Tyson’s business prospects by putting the company on an equal competitive footing with the bulk of the industry that is already rejecting gestation crates.

Eliminating those crates will both prevent cruelty to animals, and will improve Tyson’s business prospects by putting the company on an equal competitive footing with the bulk of the industry that is already rejecting gestation crates.

Eliminating those crates will both prevent cruelty to animals, and will improve Tyson’s business prospects by putting the company on an equal competitive footing with the bulk of the industry that is already rejecting gestation crates.

If ‘gestation crates’ are not part of the lingua franca of most investors, ‘long term risk’ certainly is.

If ‘gestation crates’ are not part of the lingua franca of most investors, ‘long term risk’ certainly is.